Commitments and Contingencies	3 Months Ended
Mar. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 13.	Commitments and Contingencies
Litigation, Claims and Assessments
In March 2009, a stockholder brought suit, Bennett v. Sprint Nextel Corp., in the U.S. District Court for the District of Kansas, alleging that Sprint Communications and three of its former officers violated Section 10(b) of the Exchange Act and Rule 10b-5 by failing adequately to disclose certain alleged operational difficulties subsequent to the Sprint-Nextel merger, and by purportedly issuing false and misleading statements regarding the write-down of goodwill. The plaintiff seeks class action status for purchasers of Sprint Communications common stock from October 26, 2006 to February 27, 2008. On January 6, 2011, the Court denied the motion to dismiss. Subsequently, our motion to certify the January 6, 2011 order for an interlocutory appeal was denied, and discovery is continuing. The plaintiff moved to certify a class of bondholders as well as owners of common stock, and on March 27, 2014, the court certified a class including bondholders as well as stockholders. On April 11, 2014, we filed a petition to appeal that certification order to the Tenth Circuit Court of Appeals. Sprint Communications believes the complaint is without merit and intends to continue to defend the matter vigorously. We do not expect the resolution of this matter to have a material adverse effect on our financial position or results of operations.
In addition, five related stockholder derivative suits were filed against Sprint Communications and certain of its present and/or former officers and directors. The first, Murphy v. Forsee, was filed in state court in Kansas on April 8, 2009, was removed to federal court, and was stayed by the court pending resolution of the motion to dismiss the Bennett case; the second, Randolph v. Forsee, was filed on July 15, 2010 in state court in Kansas, was removed to federal court, and was remanded back to state court; the third, Ross-Williams v. Bennett, et al., was filed in state court in Kansas on February 1, 2011; the fourth, Price v. Forsee, et al., was filed in state court in Kansas on April 15, 2011; and the fifth, Hartleib v. Forsee, et. al., was filed in federal court in Kansas on July 14, 2011. These cases are essentially stayed while the Bennett case is in the discovery phase. We do not expect the resolution of these matters to have a material adverse effect on our financial position or results of operations.
On April 19, 2012, the New York Attorney General filed a complaint alleging that Sprint Communications has fraudulently failed to collect and pay more than $100 million in New York sales taxes on receipts from its sale of wireless telephone services since July 2005. The complaint seeks recovery of triple damages as well as penalties and interest. Sprint Communications moved to dismiss the complaint on June 14, 2012. On July 1, 2013, the court entered an order denying the motion to dismiss in large part, although it did dismiss certain counts or parts of certain counts. Sprint Communications has appealed that order and the intermediate appellate court affirmed the order of the trial court. We have sought leave to bring an interlocutory appeal to the highest court in New York. We believe the complaint is without merit and intend to continue to defend this matter vigorously. We do not expect the resolution of this matter to have a material adverse effect on our financial position or results of operations.
Eight related stockholder derivative suits have been filed against Sprint Communications and certain of its current and former officers and directors. Each suit alleges generally that the individual defendants breached their fiduciary duties to Sprint Communications and its stockholders by allegedly permitting, and failing to disclose, the actions alleged in the suit filed by the New York Attorney General. One suit, filed by the Louisiana Municipal Police Employees Retirement System, was dismissed by a federal court; two suits are pending in state court in Johnson County, Kansas; and five suits are pending in federal court in Kansas. The Kansas suits have been stayed. We do not expect the resolution of these matters to have a material adverse effect on our financial position or results of operations.
In addition, Sprint Communications, Inc. has received several complaints purporting to assert claims on behalf of Sprint Communications stockholders, alleging that members of the board of directors breached their fiduciary duties in agreeing to the SoftBank Merger, and otherwise challenging that transaction. There are five cases consolidated in state court in Johnson County, Kansas: UFCW Local 23 and Employers Pension Fund, et al. v. Bennett, et al., filed on October 25, 2012; Iron Workers Mid-South Pension Fund, et al. v. Hesse, et al., filed on October 25, 2012; City of Dearborn Heights Act 345 Police and Fire Retirement System v. Sprint Nextel Corp., et al., filed on October 29, 2012; Testani, et al. v. Sprint Nextel Corp., et al., filed on November 1, 2012; and Patten, et al. v. Sprint Nextel Corp., et al., filed on November 1, 2012. Plaintiffs did not challenge the amended SoftBank Merger transaction, but sought an award of attorneys fees for their challenge of the original SoftBank Merger transaction. The court denied that motion and the consolidated state cases were dismissed with prejudice. There are two cases filed in federal court in the District of Kansas, entitled Gerbino, et al. v. Sprint Nextel Corp., et al., filed on November 15, 2012, and Steinberg, et al. v. Bennett, et al., filed on May 16, 2013 (and now consolidated with Gerbino); those cases were dismissed on May 16, 2014.
Sprint Communications, Inc. is also a defendant in a complaint filed by stockholders of Clearwire Corporation asserting claims for breach of fiduciary duty by Sprint Communications, and related claims and otherwise challenging the Clearwire Acquisition. ACP Master, LTD, et al. v. Sprint Nextel Corp., et al., was filed April 26, 2013, in Chancery Court in Delaware. We have moved to dismiss the suit, and a decision on that motion is pending. Plaintiffs in the ACP Master, LTD suit have also filed suit requesting an appraisal of the fair value of their Clearwire stock, and discovery is proceeding in that case. Sprint Communications intends to defend the ACP Master, LTD case vigorously, and, because this case is still in the preliminary stage, we have not yet determined what effect the lawsuit will have, if any, on our financial position or results of operations.
Sprint is currently involved in numerous court actions alleging that Sprint is infringing various patents. Most of these cases effectively seek only monetary damages. A small number of these cases are brought by companies that sell products and seek injunctive relief as well. These cases have progressed to various degrees and a small number may go to trial if they are not otherwise resolved. Adverse resolution of these cases could require us to pay significant damages, cease certain activities, or cease selling the relevant products and services. In many circumstances, we would be indemnified for monetary losses that we incur with respect to the actions of our suppliers or service providers. We do not expect the resolution of these cases to have a material adverse effect on our financial position or results of operations.
In October 2013, the FCC Enforcement Bureau began to issue notices of apparent liability (NALs) to other Lifeline providers, imposing fines for intracarrier duplicate accounts identified by the government during its audit function. Those audits also identified a small percentage of potentially duplicative intracarrier accounts related to our Assurance Wireless business. No NAL has yet been issued with respect to Sprint and we do not know if one will be issued. Further, we are not able to reasonably estimate the amount of any claim for penalties that might be asserted. However, based on the information currently available, if a claim is asserted by the FCC, Sprint does not believe that any amount ultimately paid would be material to the Company’s results of operations or financial position.
Various other suits, inquiries, proceedings and claims, either asserted or unasserted, including purported class actions typical for a large business enterprise and intellectual property matters, are possible or pending against us or our subsidiaries. If our interpretation of certain laws or regulations, including those related to various federal or state matters such as sales, use or property taxes, or other charges were found to be mistaken, it could result in payments by us. While it is not possible to determine the ultimate disposition of each of these proceedings and whether they will be resolved consistent with our beliefs, we expect that the outcome of such proceedings, individually or in the aggregate, will not have a material adverse effect on our financial position or results of operations.
Spectrum Reconfiguration Obligations
In 2004, the FCC adopted a Report and Order that included new rules regarding interference in the 800 MHz band and a comprehensive plan to reconfigure the 800 MHz band. The Report and Order provides for the exchange of a portion of our 800 MHz FCC spectrum licenses, and requires us to fund the cost incurred by public safety systems and other incumbent licensees to reconfigure the 800 MHz spectrum band. Also, in exchange, we received licenses for 10 MHz of nationwide spectrum in the 1.9 GHz band.
The minimum cash obligation is $2.8 billion under the Report and Order. We are, however, obligated to pay the full amount of the costs relating to the reconfiguration plan, even if those costs exceed $2.8 billion. As required under the terms of the Report and Order, a letter of credit has been secured to provide assurance that funds will be available to pay the relocation costs of the incumbent users of the 800 MHz spectrum. Total payments directly attributable to our performance under the Report and Order, from the inception of the program, were approximately $3.4 billion, of which primarily all payments incurred during the Successor three-month transition period ended March 31, 2014 related to FCC licenses. When incurred, these costs are generally accounted for either as property, plant and equipment or as additions to FCC licenses. Although costs incurred through March 31, 2014 have exceeded $2.8 billion, not all of those costs have been reviewed and accepted as eligible by the transition administrator.
Completion of the 800 MHz band reconfiguration was initially required by June 26, 2008. The FCC continues to grant 800 MHz public safety licensees additional time to complete their band reconfigurations which, in turn, delays our access to some of our 800 MHz replacement channels. Accordingly, we will continue to transition to our 800 MHz replacement channels consistent with public safety licensees' reconfiguration progress. On May 24, 2012, the FCC revised its rules to authorize Sprint to deploy wireless broadband services, such as CDMA and LTE, on its 800 MHz spectrum, including channels that become available to Sprint upon completion of the 800 MHz band reconfiguration program. We anticipate that the continuing reconfiguration progress will be sufficient to support the 800 MHz portion of our network modernization. In January 2013, we submitted a Request for Declaratory Ruling to the FCC requesting two items: (i) that it declare that Sprint will not owe any anti-windfall payment to the US Treasury, because we have exceeded the $2.8 billion of required expenditures, and (ii) that the FCC remove the $850 million minimum for the letter of credit and allow further reductions based on quarterly estimates of remaining obligations. This Request for Declaratory Ruling is pending before the FCC.
Future Minimum Commitments
As of March 31, 2014, the minimum estimated amounts due under operating leases, spectrum leases and service credits, and purchase orders and other commitments were as follows:

	Total	Fiscal Year 2014	Fiscal Year 2015	Fiscal Year 2016	Fiscal Year 2017	Fiscal Year 2018	Fiscal Year 2019 and thereafter
	(in millions)
Operating leases	$16,641	$2,197	$2,047	$1,952	$1,888	$1,840	$6,717
Spectrum leases and service credits	6,887	188	191	203	211	213	5,881
Purchase orders and other commitments	23,206	13,398	4,346	2,651	783	610	1,418
Total	$46,734	$15,783	$6,584	$4,806	$2,882	$2,663	$14,016

Operating Leases
We lease various equipment, office facilities, retail outlets and kiosks, switching facilities and cell sites under operating leases. The non-cancelable portion of these leases generally ranges from monthly up to 15 years. These leases, with few exceptions, provide for automatic renewal options and escalations that are either fixed or based on the consumer price index. Any rent abatements, along with rent escalations, are included in the computation of rent expense calculated on a straight-line basis over the lease term. Our lease term for most leases includes the initial non-cancelable term plus at least one renewal period, if the non-cancelable term is less than ten years, as the exercise of the related renewal option or options is reasonably assured. Our cell site leases generally provide for an initial non-cancelable term of five to twelve years with up to 5 renewal options for five years each.
During 2011 and 2012, we renegotiated cell site leases in connection with our network modernization and the shutdown of the Nextel platform. Our rental commitments for operating leases, including lease renewals that are reasonably assured, consisted mainly of leases for cell and switch sites, real estate, information technology and network equipment and office space. Total rental expense was $653 million and $1.3 billion for the Successor three-month transition period ended March 31, 2014 and year ended December 31, 2013, respectively, and $2.0 billion and $1.9 billion for the Predecessor years ended in December 31, 2012 and 2011, respectively. Rental expense for the Predecessor 191-day period ended July 10, 2013 and unaudited three-month period ended March 31, 2013 was $1.0 billion and $483 million, respectively. Total rent expense increased in 2012 as compared to 2011 primarily as a result of rent leveling charges associated with renegotiated cell site leases in 2011 and 2012.
Spectrum Leases and Service Credits
Certain of the spectrum leases provide for minimum lease payments, additional charges and escalation clauses. Leased spectrum agreements have terms of up to 30 years and the weighted average remaining lease term at March 31, 2014 was approximately 23 years, including renewal terms. We expect that all renewal periods in our spectrum leases will be renewed by us.
We also have commitments to provide services to certain lessors, and to reimburse lessors for certain capital equipment and third-party service expenditures over the term of the lease. We accrue a monthly obligation for the services and equipment based on the total estimated available service credits divided by the term of the lease. The obligation is reduced by services provided and as actual invoices are presented and paid to the lessors. During the Successor three-month transition period ended March 31, 2014, we satisfied $1 million related to these commitments. The maximum remaining commitment at March 31, 2014 was $100 million and is expected to be incurred over the term of the related lease agreements, which generally range from 15 to 30 years.
Purchase Orders and Other Commitments
We are a party to other commitments, which includes, among other things, service, spectrum, network equipment, devices, asset retirement obligations and other executory contracts in connection with conducting our business. Amounts actually paid under some of these agreements will likely be higher due to variable components of these agreements. The more significant variable components that determine the ultimate obligation owed include such items as hours contracted, subscribers and other factors. In addition, we are a party to various arrangements that are conditional in nature and obligate us to make payments only upon the occurrence of certain events, such as the delivery of functioning software or a product. Because it is not possible to predict the timing or amounts that may be due under these conditional arrangements, no such amounts have been included in the table above.